                                                                                Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUEST PURSUANT TO RULE 24b-2
 CONFIDENTIAL
AMENDMENT NUMBER 11 TO AMENDED AND
RESTATED PURCHASE AGREEMENT GCT-025/98

This Amendment Number 11 to Amended and Restated Purchase Agreement GCT-025/98, dated as of May 31, 2005 (“Amendment No. 11”) relates to the Amended and Restated Purchase Agreement GCT-025/98 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airways Holdings Inc. (“Buyer”) dated April 19, 2002 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 11 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 11 constitutes an amendment and modification to the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment No.11 and the Purchase Agreement, conditions and provisions of this Amendment No. 11 shall control.

Whereas, Embraer and Buyer agreed to new [*]for the Option Aircraft.

Now, therefore, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. Option Aircraft:

1.1.	The Option Aircraft delivery schedule of Article 24 shall be deleted and replaced with the following:

“Option Aircraft
[*]	Aircraft Model	Option Aircraft Number per Operator	Delivery Month	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

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1.2 Article 24.e shall be deleted and replaced by the following:

“e. CONFIRMATION OF OPTIONS: Buyer at its option may exercise the Options[*]by means of notice to Embraer [*]At that time, Buyer shall [*]then applicable for [*]. Embraer shall [*]after Buyer’s notice [*]if a Delivery Month is [*]shall mutually agree to [*]which shall not be[*].”

2. Miscellaneous:

All other provisions of the Purchase Agreement, which have not been specifically amended or modified by this Amendment No. 11 shall remain valid in full force and effect without any change.

In witness whereof, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 11 to Amended and Restated Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	Republic Airways Holdings Inc.
By /s/ Satoshi Yokota Name: Satoshi Yokota Title: Executive Vice President Development and Industry	By /s/ Bryan Bedford Name: Bryan Bedford Title: President
By /s/ Jose Luis Molina Name: Jose Luis Molina Title: Director of Contracts Airline Market

Date: May 31, 2005                           Date: May 31, 2005

Place: Sao Jose dos Campos, SP, Brazil                           Place: Indianapolis, IN

Witnesses:

Witness: /s/ Carlos Martins Dutra                                         Witness: /s/ Lars-Erik Arnell
Name: Carlos Martins Dutra                                      Name:  Lars-Erik Arnell